U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 15, 2000
                                                       ------------------

                               INFOCROSSING, INC.
               (Exact name of issuer as specified in its charter)


                 Delaware                   0-20824         13-3252333
      -------------------------------    ------------   ------------------
      (State or other jurisdiction of     Commission      (IRS Employer
       incorporation or organization)    file Number:   Identification No.)

               2 Christie Heights Street Leonia, New Jersey 07605
                    (Address of principal executive offices)

                               (201) 840-4700
                         (Issuer's telephone number)

                                    N/A
       (Former name or former  address,  if changed since last report.)

ITEM 8.  Change in Fiscal Year

On September 15, 2000, the Board of Directors of Infocrossing, Inc. (the "Company") adopted a resolution to change the Company's fiscal year from October 31 to December 31. The change will be adopted prospectively after the conclusion of the Company's fiscal year ending October 31, 2000. Form 10-K covering the year ending October 31, 2000 will be filed within 90 days after October 31, 2000. The Company will effect the change of its fiscal year end by filing an additional Form 10-K within 90 days after December 31, 2000.




                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     INFOCROSSING, Inc.

Date: September 29, 2000                                     /s/
                                                     -----------------------
                                                     Nicholas J. Letizia
                                                     Secretary & CFO